                                                                    Exhibit 99.1

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AMERICAN ITALIAN PASTA COMPANY                                          -
                                                                        -RELEASE

Contact:
George Shadid,
EVP & Chief Financial Officer
816/584-5621
gshadid@aipc.com

FOR IMMEDIATE RELEASE

                         AMERICAN ITALIAN PASTA COMPANY
                                TO PRESENT AT THE
                           SUNTRUST ROBINSON HUMPHREY
                      34TH ANNUAL INSTITUTIONAL CONFERENCE

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KANSAS CITY,  MO, April 5, 2005 -- American  Italian Pasta Company  (NYSE:  PLB)
will be presenting at the SunTrust Robinson  Humphrey 34th Annual  Institutional
Conference  to be held in Atlanta on Tuesday,  April 12, 2005 at 3:20 pm Eastern
Time.  A webcast of the  presentation  will be  available  over the  Internet at
http://www.wsw.com/webcast/strh13/.  The webcast and presentation materials will also be available at the Investor  Relations  section of the  company's  website
(www.aipc.com).  The archived  webcast will be available for two weeks following the presentation.

Founded  in 1988 and based in Kansas  City,  Missouri,  American  Italian  Pasta
Company is the largest producer and marketer of dry pasta in North America.

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